UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 10, 2010


                             YELLOWCAKE MINING INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-52293                 83-0463005
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

              Suite 219, 7 Ashland Road, Caldwell, New Jersey 07006 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (732) 889-1558

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective March 10, 2010, we dismissed BDO Canada LLP as our independent principal accountant and we engaged the accounting firm of Bernstein & Pinchuk LLP, ("B&P") as our new independent registered public accounting firm. The decision to dismiss BDO and to appoint B&P was recommended and approved by our board of directors, which acts as our audit committee.

     BDO's reports in our audited financial statements contained in our annual reports on Form 10-K for the fiscal years ended July 31, 2008 and 2009 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that they did contain going concern qualifications.

     During the two most recent fiscal years and the subsequent interim period, there were no disagreements with BDO, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During the two most recent fiscal years, and in the subsequent interim periods through the date of dismissal of BDO, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) with BDO.

     BDO has furnished us with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements.

(b) On March 10, 2010, we engaged B&P as our independent accountant. During the two most recent fiscal years and the subsequent interim periods through the date of appointment, we have not consulted with B&P regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has B&P provided to us a written report or oral advice that B&P concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with B&P regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

     We have provided a copy of the disclosures in this report to B&P and offered them the opportunity to furnish a letter to the Commission contemplated by Item 304(a)(2)(ii)(D) of Regulation S-K. Bernstein has advised that it does not intend to furnish such a letter to the Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

16.1  Letter re change in certifying accountant

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.


/s/ Lisa Lopomo
----------------------------------
Lisa Lopomo
President, Secretary and Treasurer
April 28, 2010


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